Summary Prospectus February 25, 2016
Laudus Small-Cap MarketMasters Fund™

Ticker Symbols	Investor Shares: SWOSX	Select Shares®: SWMSX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.csimfunds.com/laudusfunds_prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.
The fund’s prospectus and SAI, both dated February 25, 2016, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment objective
The fund seeks long-term capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the  fund.
Shareholder fees (fees paid directly from your investment)
	Investor Shares	Select Shares®
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.17	1.17
Distribution (12b-1) fees	None	None
Other expenses	0.38	0.34
Total annual fund operating expenses	1.55	1.51
Less expense reduction	(0.20)	(0.31)
Total annual fund operating expenses after expense reduction[1]	1.35	1.20
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) of the Investor Shares and Select Shares to 1.35% and 1.20%, respectively, for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the  fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the  fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual  fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the  fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
	1 year	3 years	5 years	10 years
Investor Shares	$137	$ 428	$ 739	$1,624
Select Shares	$122	$381	$660	$1,455
Portfolio turnover
The  fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual  fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 51% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less but may include companies with market capitalizations of up to $5 billion, so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $3 billion.
Charles Schwab Investment Management, Inc. (CSIM) allocates portions of the fund’s assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers’ performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the fund. CSIM may also directly manage portions of the fund during transitions between investment managers.
Each investment manager uses its own securities selection process and has discretion to select portfolio securities for its allocation of the fund’s assets. At the same time, each investment manager invests
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within a specific market capitalization range and investment style under the general supervision of CSIM. CSIM has developed parameters for each investment manager based on CSIM’s assessment of the investment manager’s investment style and expertise. By assigning more specific parameters to each investment manager, CSIM attempts to capitalize on the strengths of each investment manager and to combine their investment activities in a complementary fashion.
CSIM may use derivatives, primarily futures contracts, to seek returns on the fund’s otherwise uninvested cash assets. In addition, the investment managers may use futures contracts as a substitute for investing directly in an underlying asset or to increase returns.
The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund’s portfolio turnover rate and transaction costs may rise, which may lower fund performance and increase the likelihood of capital gain distributions.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The  fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund’s investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Mid- and Small-Cap Risk. Historically, mid- and small-cap stocks have been riskier than large-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Mid- and small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small- or mid-cap stocks fall behind other types of investments—bonds or large-cap stocks, for instance—the performance of the fund’s investments in mid- and small-cap securities will lag these investments.
Management Risk. As with all actively managed funds, the fund is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective.  Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Multi-Manager Risk. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the  fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/laudusfunds_prospectus.
Annual total returns (%) as of 12/31
Investor Shares
Best Quarter: 17.90% Q2 2009
Worst Quarter: (24.50%) Q4 2008
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Average annual total returns (%) as of 12/31/15
	1 year	5 years	10 years
Investor Shares
Before taxes	(5.34%)	6.37%	5.04%
After taxes on distributions	(6.83%)	5.92%	4.49%
After taxes on distributions and sale of shares	(1.94%)	4.97%	4.02%
Select Shares
Before taxes	(5.20%)	6.54%	5.21%
Comparative Index (reflects no deduction for expenses or taxes)
Russell 2000 Index	(4.41%)	9.19%	6.80%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your  fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Fund management
The fund’s investment adviser is Charles Schwab Investment Management, Inc.
Portfolio manager
Omar Aguilar, Senior Vice President and Chief Investment Officer of Equities of the investment adviser, has managed the fund since May 2011.
Investment managers
The fund has three investment managers: Mellon Capital Management Corp., BMO Asset Management Corp. and Wellington Management Company LLP. The table below shows investment managers that are (or are expected to be) responsible for managing more than 30% of the fund’s assets, and the portfolio managers serving as portfolio managers for those investment managers.
Investment manager and address	Year founded/assets under management (as of 12/31/2015)
BMO Asset Management Corp.	Founded: 1989
115 South LaSalle Street Chicago, IL 60603	$37 billion

Portfolio manager(s)	Employment experience
Patrick M. Gundlach, CFA, Managing Director and Portfolio Manager	Began his investment career in 2002. Joined BMO AM in 2004. Has served as portfolio manager for the fund since 2013. Mr. Gundlach holds a BBA and MS in Finance from the University of Wisconsin-Madison and is a CFA Charterholder.
Portfolio manager(s)	Employment experience
Kenneth S. Salmon, Managing Director and Portfolio Manager	Began his investment career in 1986. Joined BMO AM in 2000. Has served as portfolio manager for the fund since 2013. Mr. Salmon holds a BA degree from State University of New York at Potsdam.

Investment manager and address	Year founded/assets under management (as of 12/31/2015)
Wellington Management Company LLP	Founded: 1933
280 Congress Street Boston, MA 02210	$927 billion

Portfolio manager(s)	Employment experience
Timothy J. McCormack, CFA Senior Managing Director and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2000. Has served as portfolio manager for the fund since 2012.
Shaun F. Pederson Senior Managing Director and Equity Portfolio Manager	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2004. Has been involved in portfolio management and securities analysis for the fund since 2012.
For more information on the fund’s other investment managers, please see the “Fund details” and “Fund management” sections in the prospectus.
Purchase and sale of  fund shares
The  fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day. When you place orders to purchase, exchange or redeem  fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the  fund and which generally are limited to institutional investors) may invest directly in the  fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
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Laudus Small-Cap MarketMasters Fund™; Ticker Symbols:    Investor Shares: SWOSX     Select Shares: SWMSX
The minimum initial investment for the Investor Shares of the fund is $100, and $50,000 for Select Shares of the fund. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the  fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the  fund through a broker-dealer or other financial intermediary (such as a bank), the  fund and its related companies may pay the intermediary for the sale of  fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the  fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
REG54283-19    00161388
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